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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 1997


                          EDISON BROTHERS STORES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                1-1394                          43-0254900
(State or other      (Commission File No.)     (IRS Employer Identification No.)
jurisdiction of
incorporation)


                   501 N. Broadway, St. Louis, Missouri 63102
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (314) 331-6000
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         On June 30, 1997, Edison Brothers Stores, Inc., a Delaware corporation (the "Company"), announced that Alan D. Miller, the Company's Chairman of the Board, President and Chief Executive Officer, would be leaving the Company following the Company's emergence from currently pending reorganization proceedings under Chapter 11 of the United States Bankruptcy Code. The Company also announced on such date certain additional information regarding the status of such proceedings, including the distribution to shareholders and creditors of the Company's Amended Joint Plan of Reorganization for their approval. A copy of the press release issued by the Company describing such matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.        Exhibit                                Page No.
         -----------        -------                                --------

            99.1            Press Release dated June 30, 1997.        5








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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EDISON BROTHERS STORES, INC.

                                       By: /s/ Alan A. Sachs
                                           ----------------------------------
                                       Name:  Alan A. Sachs
                                       Title: Executive Vice President,
                                              General Counsel and Secretary


Date:  July 7, 1997










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                                  EXHIBIT INDEX




Exhibit No.                Exhibit                                     Page No.
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   99.1                    Press Release dated June 30, 1997.             5
















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